AGREEMENT

         AMENDED AND RESTATED  AGREEMENT  dated as of  September  30, 2003 (this
"Agreement") by and between American Goldrush Corporation, a corporation incorporated under the laws of Canada (the "Company"), and Ron Blomkamp (the "Shareholder").

                                    RECITALS

         WHEREAS, the Shareholder is an officer and director of the Company;

         WHEREAS, the Shareholder and the Company entered into an agreement dated as of September 30, 2004 with respect to the option described in Article I hereof (the "Previous Agreement"), and the Company and the Shareholder wish to amend and restate the Previous Agreement hereby;

         WHEREAS, the Company will issue to the Shareholder an aggregate of 15,000,000 Common shares in the capital of the Company (the "Shares") in consideration of services rendered by the Shareholder to the Company, on the terms and conditions contained in this Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants, agreements and undertakings contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Shareholder hereby agree as follows:

ARTICLE I
                                 PURCHASE OPTION

         Section 1.1 Purchase Option. The Shareholder hereby grants the Company the irrevocable right to purchase all or any portion of the Shares at a purchase price of CDN$.01 per Share. In order to exercise such right, the Company shall send the Shareholder written notice in accordance with Section 3.3 below of its intention to exercise its right hereunder, indicating how many of the Shares it is purchasing. The Company shall pay the applicable purchase price thereof no later than 10 business days after the delivery of said notice and the Shareholder shall delivery the stock certificate evidencing the Shares to the Company for cancellation.

         The right of the Company hereunder shall attach to all the Shares until and unless terminated by the written agreement of the Company. Accordingly, if the Company exercises its right to purchase a portion of the Shares, at any time thereafter the Company can send subsequent notices to the Shareholder exercising its right to purchase additional portions of the Shares. There is no minimum amount of Shares which need to be purchased by the Company pursuant to its right hereunder.

         Section 1.2 Restricted Securities. The Shareholder agrees that he shall not, directly or indirectly, sell, exchange, pledge, hypothecate, transfer, gift, grant an irrevocable proxy with respect to, devise, assign or in any other way dispose of, encumber or grant a security interest in, any of the Shares or any interest therein. The Shareholder agrees and acknowledges that said restriction is in addition to all applicable securities laws and regulations.



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

         Section 1.3 Legend. The certificates evidencing the Shares shall contain a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such shares):


                  THE SECURITES REPRESENTED HEREBY ARE SUBJECT TO AN OPTION PURSUANT TO THE AMENDED AND RESTATED AGREEMENT DATED AS OF SEPTEMBER 30, 2003 BY AND BETWEEN AMERICAN GOLDRUSH CORPORATION AND RON BLOMKAMP.

                  THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY OTHER APPLICABLE SECURITIES LAW OF ANY STATE OR OTHER JURISDICTION OR THERE IS AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER, THAT AN EXEMPTION THEREFROM IS AVAILABLE AND THAT SUCH DISPOSITION IS IN COMPLIANCE WITH APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.


                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES

         Section 2.1 Investment Intent. The Shareholder is an "accredited investor", as that term is defined in Regulation D under the Securities Act of 1933, as amended (the "Securities Act"). The Shareholder acknowledges that he is able to evaluate and has such knowledge and experience in financial or business matters that he is capable of evaluating the merits and risks of accepting the Shares. The Shareholder further acknowledges that the Shares are restricted securities, and as such cannot be offered or sold unless they are subsequently registered under the Securities Act and any applicable state securities laws or an exemption therefrom is available. The Shareholder is receiving the Shares for his own account and not with a present view towards the public sale or distribution. The Shareholder understands that the Shares is being offered and sold to him in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Shareholder's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Shareholder set forth herein in order to determine the availability of such exemptions and the eligibility of the Shareholder to acquire the Shares.



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

         Section 2.2 Counsel. The Shareholder represents that he has had the opportunity to review and discuss this Agreement with counsel of his choosing, that he knows and understands the legal effect of this Agreement and the transactions contemplated hereby and that he is voluntarily executing and delivering this Agreement to the Company.

ARTICLE III
                               GENERAL PROVISIONS

         Section 3.1 Entire Agreement. This Agreement contains, and is intended as, a complete statement of all of the terms of the arrangements and understandings between the parties with respect to the matters provided for, and supersedes any previous agreements and understandings between the parties with respect to those matters.

         Section 3.2 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of British Columbia applicable to agreements made and to be performed wholly therein, without regard to conflict of law rules applied in such Province.


         Section 3.3 Notices. Any notice required or given with respect to this Agreement shall be valid and effective when delivered (i) by registered or post office stamped certified mail, (ii) by a nationally recognized overnight air courier, or (iii) by hand, in all cases to:

                           If to the Company, to:

                           American Goldrush Corporation
                           Suite #708 - 1155 W. Pender Street
                           Vancouver, BC V6E.2P4
                           Canada
                           Attention: President

                           If to the Shareholder, to:

                           Ron Blomkamp
                           4918 Martin Court
                           West Vancouver A1 3J2 V7W

Any party hereto may change such address by notice given at least two (2) days in advance to the other party in accordance with this Section.

         Section 3.4 Binding Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and with respect to the Company, to its successors and assigns and with respect to the Shareholder, his heirs and representatives.

         Section 3.5 Amendment. This Agreement may be amended or modified only by a written instrument executed by each of the parties hereto.

         Section 3.6 No Waiver. The failure of a party at any time or times to require performance of any provisions hereof shall in no manner be deemed to


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

affect the party's right at a later time to enforce the same. No waiver by any party of the breach of any term contained in this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such breach or of the breach of any other term or provision of this Agreement.

         Section 3.7 References. The headings in this Agreement are solely for the convenience of the parties, and are not intended to and do not limit, construe or modify any of the term and conditions hereof.

         Section 3.8 Unenforceability. If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and only to the extent such provision shall be held to be invalid or unenforceable and shall not in any way affect the validity or enforceability of the other provisions hereof, all of which provisions are hereby declared severable, and this Agreement shall be carried out as if such invalid or unenforceable provision or portion thereof was not embodied herein.

         Section 3.9 Counterparts. This Agreement may be executed by facsimile and in counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

         Section 3.10 Further Assurances. The parties hereto will execute and deliver such further instruments and documents and do such further acts and things as may be reasonably required to carry out the intent and purposes of this Agreement.


                  IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement effective September 30, 2003.


                            AMERICAN GOLDRUSH CORPORATION


                            By: /s/ Ron Blomkamp________
                                         Name:   Ron Blomkamp
                                         Title:      President




                            /s/ Ron Blomkamp____________
                                 Ron Blomkamp



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